UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Microbot Medical Inc. (the “Company”) was held on September 1, 2020. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 31, 2020 (the “Proxy Statement”).

Proposal 1:	Election of the two nominees listed below to serve as Class II Directors on the Board of Directors of the Company until the 2023 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:

Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
Scott Burell	1,745,756	102,659	30,474	2,941,783
Aileen Stockburger	1,739,893	105,050	33,946	2,941,783

Proposal 2:	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
4,282,893	346,561	191,218	-

Proposal 3.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers as described in the Proxy Statement:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
1,633,275	197,002	48,612	2,941,883

Proposal 4.	The approval of the Microbot Medical Inc. 2020 Omnibus Performance Award Plan as described in the Proxy Statement:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
1,375,248	465,542	38,099	2,941,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: September 3, 2020